                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report: 15-Feb-02

                         CIT Equipment Collateral 2001-1

      A New York             Commission File            I.R.S. Employer
     Corporation              No. 0001136811            No. 51-0407692


                             c/o Capita Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

Item 5. Other


                         CIT Equipment Collateral 2001-1
                            Monthly Servicing Report


                                                    Determination Date: 02/15/02
                                                     Collection Period: 01/31/02
                                                          Payment Date: 02/20/02

I.    AVAILABLE FUNDS

      A. Available Pledged Revenues

         a. Scheduled Payments Received                                                            $ 26,500,142.78
         b. Liquidation Proceeds Allocated to Owner Trust                                             2,815,432.65
         c. Required Payoff Amounts of Prepaid Contracts                                              3,053,363.70
         d. Required Payoff Amounts of Purchased Contracts                                                    0.00
         e. Proceeds of Clean-up Call                                                                         0.00
         f. Investment Earnings on Collection Account and Note Distribution Account                           0.00
                                                                                                   ---------------

                                                              Total Available Pledged Revenues =   $ 32,368,939.13

      B. Determination of Available Funds

         a. Total Available Pledged Revenues                                                       $ 32,368,939.13
         b. Receipt from Class A-4 Swap Counterparty                                                          0.00
         c. Servicer Advances                                                                         3,185,249.46
         d. Recoveries of  prior Servicer Advances                                                   (4,118,453.81)
         e. Withdrawal from Cash Collateral Account                                                   1,191,329.81
                                                                                                   ---------------

                                                              Total Available Funds =              $ 32,627,064.59

II.   DISTRIBUTION AMOUNTS

      A. COLLECTION ACCOUNT DISTRIBUTIONS

         1.  Reimbursement of Servicer Advances

         2   Servicing Fee                                                                                       339,218.29

         3   Class A-1 Note Interest Distribution                                                      0.00
             Class A-1 Note Principal Distribution                                                     0.00
                                     Aggregate Class A-1 distribution                                                  0.00

         4   Class A-2 Note Interest Distribution                                                618,531.56
             Class A-2 Note Principal Distribution                                            28,119,263.87
                                     Aggregate Class A-2 distribution                                         28,737,795.43

         5.  Class A-3 Note Interest Distribution                                              1,015,491.67
             Class A-3 Note Principal Distribution                                                     0.00
                                     Aggregate Class A-3 distribution                                          1,015,491.67

         6.  Class A-4 Note Interest Distribution                                                200,939.13
             Class A-4 Note Principal Distribution                                                     0.00
                                     Aggregate Class A-4 distribution                                            200,939.13

         7.  Class B Note Interest Distribution                                                   36,024.98
             Class B Note Principal Distribution                                                 448,711.66
                                     Aggregate Class B distribution                                              484,736.64

         8.  Class C Note Interest Distribution                                                   50,023.39
             Class C Note Principal Distribution                                                 598,282.21
                                     Aggregate Class C distribution                                              648,305.60

         9.  Class D Note Interest Distribution                                                   69,087.46
             Class D Note Principal Distribution                                                 747,852.76
                                     Aggregate Class D distribution                                              816,940.22

         10. Payment due to the Class A-4 Swap Counterparty                                                      383,637.61

         11. Deposit to the Cash Collateral Account                                                                    0.00

         12. Amounts in accordance with the CCA Loan Agreement                                                         0.00

         13. To the holder of the equity certificate                                                                   0.00


                                          Collection Account Distributions =                                  32,627,064.59
                                                                                                              =============



      B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

         1.  Payment due on the Senior Loan                                                                      572,195.12

         2.  Payment due on the Holdback                                                                               0.00

         3.  Payment to the Depositor                                                                                  0.00
                                                                                                              -------------

                                          Cash Collateral Account Distributions =                                572,195.12
                                                                                                              =============

III.  INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


             --------------------------------------------------------------------------------------
                     Distribution          Class A-1     Class A-2       Class A-3      Class A-4
                       Amounts              Notes          Notes           Notes          Notes
             --------------------------------------------------------------------------------------
         1.          Interest Due                0.00      618,531.56   1,015,491.67     200,939.13
         2          Interest Paid                0.00      618,531.56   1,015,491.67     200,939.13
         3        Interest Shortfall             0.00            0.00           0.00           0.00
                   ((1) minus (2))
         4         Principal Paid                0.00   28,119,263.87           0.00           0.00
         5    Total Distribution Amount          0.00   28,119,263.87     200,939.13     383,637.61
                   ((2) plus (4))



             --------------------------------------------------------------------------------------
                     Distribution           Class B       Class C         Class D     Total Offered
                       Amounts               Notes         Notes           Notes          Notes
             --------------------------------------------------------------------------------------
         1.          Interest Due           36,024.98       50,023.39      69,087.46   1,990,098.19
         2          Interest Paid           36,024.98       50,023.39      69,087.46   1,990,098.19
         3        Interest Shortfall             0.00            0.00           0.00           0.00
                   ((1) minus (2))
         4         Principal Paid          448,711.66      598,282.21     747,852.76  29,914,110.50
         5    Total Distribution Amount    484,736.64      648,305.60     816,940.22  30,653,823.07
                   ((2) plus (4))



IV.   Information Regarding the Securities

      A  Summary of Balance Information


             ------------------------------------------------------------------------------------------------------------
                                          Applicable   Principal Balance   Class Factor   Principal Balance  Class Factor
                        Class               Coupon         Feb-02             Feb-02           Jan-02          Jan-02
                                             Rate        Payment Date      Payment Date     Payment Date     Payment Date
             ------------------------------------------------------------------------------------------------------------
         a.        Class A-1 Notes          5.0325%                 0.00     0.00000                   0.00     0.00000
         b.        Class A-2 Notes          5.0200%       119,736,886.41     0.47141         147,856,150.28     0.58211
         c.        Class A-3 Notes          5.2300%       233,000,000.00     1.00000         233,000,000.00     1.00000
         d.        Class A-4 Notes          1.9288%       129,328,157.00     1.00000         129,328,157.00     1.00000
         e.         Class B Notes           5.3100%         7,692,527.29     0.60536           8,141,238.95     0.64067
         f.         Class C Notes           5.5300%        10,256,703.05     0.60536          10,854,985.26     0.64067
         g.         Class D Notes           6.1100%        12,820,878.81     0.60536          13,568,731.58     0.64067

         h.               Total Offered Notes             512,835,152.57                     542,749,263.06

         i.            One - Month Libor Rate                     1.7388%

      B  Other Information


             -----------------------------------------------------------------
                                              Scheduled         Scheduled
                                          Principal Balance  Principal Balance
                        Class                  Feb-02             Jan-02
                                            Payment Date       Payment Date
             -----------------------------------------------------------------
                    Class A-1 Notes                    0.00               0.00



             --------------------------------------------------------------------------------------------------------------
                                                                 Target            Class          Target          Class
                                                Class        Principal Amount      Floor     Principal Amount     Floor
                       Class                 Percentage          Feb-02           Feb-02         Jan-02           Jan-02
                                                               Payment Date    Payment Date    Payment Date    Payment Date
             --------------------------------------------------------------------------------------------------------------
                      Class A                   94.00%         482,065,043.41                  510,184,307.28
                      Class B                    1.50%           7,692,527.29          0.00      8,141,238.95          0.00
                      Class C                    2.00%          10,256,703.05          0.00     10,854,985.26          0.00
                      Class D                    2.50%          12,820,878.81          0.00     13,568,731.58          0.00




V.    PRINCIPAL

      A. MONTHLY PRINCIPAL AMOUNT

         1.  Principal Balance of Notes and Equity Certificates              542,749,263.06
             (End of Prior Collection Period)
         2.  Contract Pool Principal Balance (End of Collection Period)      512,835,152.57
                                                                             --------------

                                     Total monthly principal amount           29,914,110.50



VI.   CONTRACT POOL DATA

      A. CONTRACT POOL CHARACTERISTICS

                                                             --------------------------------------------------
                                                                 Original         Feb-02           Jan-02
                                                                   Pool         Payment Date     Payment Date
                                                             --------------------------------------------------
         1.  a. Contract Pool Balance                          847,157,614.00  512,835,152.57    542,749,263.06
             b. No of Contracts                                        47,846          43,093            43,657

         2.  Weighted Average Remaining Term                            40.60            31.5              32.1

         3.  Weighted Average Original Term                              44.1

      B. DELINQUENCY INFORMATION

                                          ---------------------------------------------------------------------
                                                % of          % of Aggregate
                                                              Required Payoff    No. Of      Aggregate Required
                                              Contracts          Amount          Accounts      Payoff Amounts
                                          ---------------------------------------------------------------------
         1.  Current                                  93.22%            93.76%       40,171    487,640,649.71
             31-60 days                                3.57%             2.89%        1,540     15,050,873.69
             61-90 days                                1.33%             1.79%          572      9,304,907.89
             91-120 days                               0.95%             0.77%          411      4,000,281.03
             120+ days                                 0.93%             0.79%          399      4,104,054.80

                       Total Delinquency              100.0%            100.0%       43,093    520,100,767.12

         2.  Delinquent Scheduled Payments:

             Beginning of Collection Period                                    8,198,818.90
             End of Collection Period                                          7,265,614.55
                                                                               ------------

                       Change in Delinquent Scheduled Payments                  (933,204.35)


      C. DEFAULTED CONTRACT INFORMATION

         1.  Required Payoff Amount on Defaulted Contracts                     4,116,894.57
         2.  Liquidation Proceeds received                                     2,815,432.65
                                                                               ------------
         3.  Current Liquidation Loss Amount                                   1,301,461.92

         4.  Cumulative Liquidation Losses to date                            12,784,450.63

                            % of Initial Contracts                                    4.554%
                % of Initial Contract Pool Balance                                    1.509%


VII.  INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT


      A. CASH COLLATERAL ACCOUNT

         1.  Opening Cash Collateral Account                                                    38,879,079.75

         2.  Deposit from the Collection Account                                                         0.00

         3.  Withdrawls from the Cash Collateral Account                                        (1,191,329.81)

         4.  Available amount                                                                   37,687,749.94

         5.  Required Cash Collateral Account Amount                                            37,180,548.56

         6.  Cash Collateral Account Surplus/ (Shortfall)                                                0.00

         7   Release of Cash Collateral Surplus                                                   (507,201.38)

         8   Ending Cash Collateral Account                                                     37,180,548.56

      B. CASH COLLATERAL ACCOUNT LOANS

         1.  Available Funds
             a. Excess Spread from Collection Account                                                    0.00
             b. Investment Earnings                                                                 64,993.74

             Total Available Funds                                                                  64,993.74

         2.  Distribution of Available Funds
             a. Senior Loan Interest                                                                64,993.74
             b. Senior Loan Principal                                                                    0.00
             c. Holdback Amount Interest                                                                 0.00
             d. Holdback Amount Principal                                                                0.00
             e. Remainder to the Depositor                                                               0.00

         3.  Distribution of CCA Surplus:
             a. Senior Loan Principal                                                              507,201.38
             b. Holdback Amount Principal                                                                0.00
                                   Total Distribution of Surplus                                   507,201.38

         4.  Summary of Balance and Rate Information
             Applicable Rates for the Interest Period:
             a. Libor Rate for the Interest Period                                   1.7388%
             b. Senior Loan Interest Rate                                            5.2388%
             c. Holdback Amount Interest Rate                                        6.9888%

             ----------------------------------------------------------------
                                               Feb-02            Jan-02
                        Item                Payment Date       Payment Date
             ----------------------------------------------------------------
             a. Senior Loan                    5,013,777.05      5,520,978.43
             b. Holdback Amount               42,357,880.69     42,357,880.69

VIII. MISCELLANEOUS INFORMATION

      A. SERVICER ADVANCE BALANCE

         1.  Opening Servicer Advance Balance                                  8,198,818.90
         2.  Current Period Servicer Advance                                   3,185,249.46
         3.  Recoveries of prior Servicer Advances                            (4,118,453.81)
         4.  Ending Servicer Advance Balance                                   7,265,614.55

      D.  OTHER RELATED INFORMATION

         1.  Discount Rate                                                           6.0260%

         2.  Life to Date Prepayment (CPR)                                             10.2%

         3.  Life to Date Substitutions:

             a. Prepayments                                              0.00

             b. Defaults                                                 0.00

       NCT Funding Company LLC, Chase Manhattan Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                    02/20/02

   This Certificate shall constitute the Servicer's Certificate as required by
  Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer